UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2015

Commission File Number  001-33572

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	20-8859754
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2015, Bank of Marin Bancorp released its financial results for the quarter ended September 30, 2015. A copy of the press release is included as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1	Press Release dated October 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2015	BANK OF MARIN BANCORP

	by:	/s/ Tani Girton_____
Tani Girton
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page Number

99.1	Press Release dated October 16, 2015	1-8